UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported):
September 17, 2008 (July 1, 2008)
COUNTRYWIDE FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8422	26-2209742
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	Number)
4500 Park Granada
Calabasas, CA 91302
(Address of principal executive offices)
(818) 225-3000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     As previously reported on a Current Report on Form 8-K (the “Initial Report”) filed on July 8, 2008 by Countrywide Financial Corporation (“Countrywide” or the “Company”), a wholly-owned subsidiary of Bank of America Corporation (“Bank of America”), on July 1, 2008, Countrywide Financial Corporation, as the predecessor company (the “Predecessor Company”) completed its merger (the “Merger”) with the Company pursuant to the terms of the previously announced Agreement and Plan of Merger, dated as of January 11, 2008 (the “Merger Agreement”), by and among Bank of America, the Company and the Predecessor Company. Upon consummation of the Merger, the Company was renamed “Countrywide Financial Corporation”.
     As reported in Item 2.01 of the Initial Report, the Company sold or otherwise disposed of assets to other wholly-owned subsidiaries of Bank of America subsequent to the completion of the Merger. This Form 8-K/A is being filed with the SEC to provide the unaudited pro forma condensed financial information related to such transactions in accordance with the requirements of Item 9.01(b) of Form 8-K.
Forward-Looking Statements Disclaimer
     Statements and other information included in this Form 8-K/A, which are not historical facts, including statements about the Company’s plans, strategies, beliefs and expectations, as well as certain estimates and assumptions used by the Company’s management, may consist of forward-looking statements. Forward-looking statements are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statement.
     Forward-looking statements are subject to known and unknown risks and uncertainties and are based on estimates and assumptions that are subject to change or revision, including the estimates and assumptions used by the Company in preparing the pro forma financial information included in this Form 8-K/A that could cause actual results to differ materially from those expected or implied by the forward-looking statements or the estimates or assumptions used. Such forward-looking statements include, without limitation, the Company’s preliminary estimated adjustments to record the assets and liabilities of the Company at their respective estimates of fair values under purchase accounting and are based on current available information.
     Actual results may differ materially from the forward-looking statements for a number of reasons, including additional information regarding such fair values becoming available, the performance of additional fair value analyses, and the reasons identified in the Company’s filings with the SEC, including without limitation the Company’s 2007 Annual Report on Form 10-K filed with the SEC on February 29, 2008, the Company’s Quarterly Reports on Form 10-Q filed on May 12, 2008 and August 11, 2008 and any other reports that the Company subsequently files with the SEC during 2008 (which may be viewed on the SEC’s website at http://www.sec.gov or on the Company’s website at http://www.countrywide.com). Factors other than those listed above also could cause the Company’s results to differ materially from expected results.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(b) Pro Forma Financial Information
     The required unaudited pro forma condensed balance sheet as of June 30, 2008 and the unaudited pro forma condensed statements of operations for the six months ended June 30, 2008 and for the fiscal year ended December 31, 2007 of the Registrant are attached hereto as Exhibit 99.1 and are incorporated by reference herein.
(d) Exhibits

Exhibit Number	Description
99.1	Unaudited pro forma condensed balance sheet as of June 30, 2008 and the unaudited pro forma condensed statements of operations for the six months ended June 30, 2008 and for the fiscal year ended December 31, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTRYWIDE FINANCIAL CORPORATION

Dated: September 17, 2008

	By:	/s/ Anne D. McCallion

Anne D. McCallion
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Unaudited pro forma condensed balance sheet as of June 30, 2008 and the unaudited pro forma condensed statements of operations for the six months ended June 30, 2008 and for the fiscal year ended December 31, 2007